UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2011
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Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

11601 Wilshire Blvd., Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 28, 2011, Patrick Whitesell was appointed to the Board of Directors of the Company with a term commencing on October 1, 2011 and expiring at the 2012 annual meeting of stockholders. With the appointment of Mr. Whitesell, the Company’s Board consists of nine directors.
Mr. Whitesell will receive the standard non-employee director compensation for serving on the Board, including a pro-rated portion of the annual grant of restricted stock units, which will vest in equal one-third installments on the first, second and third anniversaries of the date of the Company’s 2011 annual meeting of stockholders (based upon continued service). In addition, effective October 1, 2011, the Company and Mr. Whitesell entered into the Company’s standard form of indemnification agreement for its non-employee directors, which requires the Company to indemnify each indemnitee to the fullest extent permitted by the Maryland General Corporation Law. For a description of the compensation program for the Company’s non-employee directors and the Company’s indemnification agreements, please see the Company’s Proxy Statement for its 2011 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 28, 2011.
On September 29, 2011, the Company issued a press release announcing the appointment of Mr. Whitesell to its Board of Directors. A copy of the press release is furnished herewith as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Hudson Pacific Properties, Inc. dated September 29, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date: September 29, 2011	By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Financial Officer

EXHIBIT INDEX

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Hudson Pacific Properties, Inc. dated September 29, 2011.